AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER   , 2003

                                         SECURITIES ACT REGISTRATION NO. 333-
                                INVESTMENT COMPANY REGISTRATION NO. 811-21404
=============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM N-2
                             REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933: [X]
                          PRE-EFFECTIVE AMENDMENT NO.
                          POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940: [X]
                                AMENDMENT NO. 4
                               ------------------

                      ING CLARION REAL ESTATE INCOME FUND
        (Exact Name of Registrant as Specified In Declaration of Trust)

                    259 NORTH RADNOR CHESTER ROAD, SUITE 205
                           RADNOR, PENNSYLVANIA 19087
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         T. RITSON FERGUSON, PRESIDENT
                      ING CLARION REAL ESTATE INCOME FUND
                    259 NORTH RADNOR CHESTER ROAD, SUITE 205
                           RADNOR, PENNSYLVANIA 19087
                    (Name and Address of Agent for Service)
                               ------------------
                                   COPIES TO:

                             RICHARD T. PRINS, ESQ.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                            New York, New York 10036
                              -------------------
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.
                              -------------------

                         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
===========================================================================================================================
                                                                  PROPOSED MAXIMUM    PROPOSED MAXIMUM
                                                  AMOUNT BEING        OFFERING           AGGREGATE          AMOUNT OF
          TITLE OF SECURITIES BEING REGISTERED     REGISTERED      PRICE PER UNIT      OFFERING PRICE    REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
Preferred Shares $.001 par value...............        40              $25,000           $1,000,000           $80.90
---------------------------------------------------------------------------------------------------------------------------

                                ----------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(C) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(C), MAY DETERMINE.

=============================================================================

                      ING CLARION REAL ESTATE INCOME FUND
                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS

ITEMS IN PART A OF FORM N-2                                   LOCATION IN PROSPECTUS

Item 1.             Outside Front Cover...................... Cover page

Item 2.             Cover Pages; Other Offering Information.. Cover page

Item 3.             Fee Table and Synopsis................... Prospectus Summary

Item 4.             Financial Highlights..................... Financial Highlights (Unaudited)

Item 5.             Plan of Distribution..................... Cover Page; Prospectus Summary; Underwriting

Item 6.             Selling Shareholders..................... Not Applicable

Item 7.             Use of Proceeds.......................... Use of Proceeds; The Trust's investments

Item 8.             General Description of the Registrant.... The Trust; The Trust's Investments; Risks;
                                                              Description of Preferred Shares; Certain Provisions
                                                              in the Agreement and Declaration of Trust

Item 9.             Management............................... Management of the Trust; Custodian, Transfer Agent
                                                              and Auction Agent

Item 10.            Capital Stock, Long-Term Debt, and Other  Description of Preferred Shares; Description of
                    Securities............................... Common Shares; Certain Provisions in the Agreement
                                                              and Declaration of Trust; Tax Matters

Item 11.            Defaults and Arrears on Senior
                    Securities..............................  Not Applicable

Item 12.            Legal Proceedings........................ Legal Opinions

Item 13.            Table of Contents of the Statement of     Table of contents for the Statement of Additional
                    Additional Information................... Information

                                    PART B STATEMENT OF ADDITIONAL INFORMATION

Item 14.            Cover Page............................... Cover Page

Item 15.            Table of Contents........................ Cover Page

Item 16.            General Information and History.......... Not Applicable

Item 17.            Investment Objective and Policies........ Investment Objectives and Policies; Investment
                                                              Policies and Techniques; Portfolio Transactions and
                                                              Brokerage

Item 18.            Management............................... Management of the Trust; Portfolio Transactions and
                                                              Brokerage

Item 19.            Control Persons and Principal Holders of
                    Securities............................... Management of the Trust

Item 20.            Investment Advisory and Other Services...
                                                              Management of the Trust; Experts

Item 21.            Brokerage Allocation and Other Practices.
                                                              Portfolio Transactions and Brokerage

Item 22.            Tax Status............................... Tax Matters

Item 23.            Financial Statements..................... Independent Auditors' Report; Financial Highlights (unaudited)

                                             PART C OTHER INFORMATION

Items 24-33         Have been answered in Part C of this Registration Statement

[FLAG]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.





                             Subject to Completion
                 Preliminary Prospectus dated         , 2003

PROSPECTUS

                                       $

                      ING CLARION REAL ESTATE INCOME FUND


              Auction Market Preferred Shares ("Preferred Shares")
                                 Shares, Series
                                 Shares, Series
                                 Shares, Series

                    Liquidation Preference $25,000 Per Share

                              -------------------

         THE FUND. ING Clarion Real Estate Income Fund (the "Trust") is a recently organized, non-diversified, closed-end management investment company. ING Clarion Real Estate Securities, L.P. will be the Trust's investment advisor, and Clarion Capital LLC will be the Trust's sub-advisor.

         INVESTMENT OBJECTIVES. The Trust's primary investment objective is high current income; and the Trust's secondary investment objective is capital appreciation. There can be no assurance that the Trust's investment objectives will be achieved.

         PORTFOLIO CONTENTS. Under normal market conditions, the Trust will invest at least 90% of its total assets in income-producing "Real Estate Securities." The Trust will invest at least 70% of its total assets in Real Estate Equity Securities and may invest up to 30% of its total assets in Real Estate Fixed Income Securities. Real Estate Securities consist of both "Real Estate Equity Securities" and "Real Estate Fixed Income Securities." Real Estate Equity Securities include common stocks, preferred stocks, convertible preferred stocks and convertible debt securities issued by real estate companies, such as real estate investment trusts ("REITs"). Real Estate Fixed Income Securities include: (i) mortgage and asset backed securities, primarily commercial mortgage-backed securities ("CMBS") and collateralized bond obligations backed primarily by commercial real estate ("CBOs"); (ii) subordinated interests of individual loans secured by commercial real estate ("B Notes"); and (iii) unsecured debt of real estate companies.

         In addition, the Trust will not invest more than 20% of its total assets in non-investment grade debt securities (commonly known as "junk bonds") and preferred stock or in debt securities or preferred stock considered by the Trust's investment advisor and/or sub-advisor to be of below investment grade credit quality. Debt securities and preferred stock of non-investment grade credit quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust may invest up to 10% of its total assets in securities of non-U.S. issuers.

See "Risks" on pages __ to __ for factors that should be considered before investing in the Preferred Shares of the Trust. The minimum purchase amount of Preferred Shares is $25,000.

                                                                                                           PROCEEDS, AFTER
                                                                                         ESTIMATED        EXPENSES, TO THE
                                         PUBLIC OFFERING PRICE       SALES LOAD      OFFERING EXPENSES        TRUST(1)
                                         ---------------------       ----------      -----------------    ----------------
PER SHARE(2)                               $     25,000                     $                 $                   $
TOTAL                                      $                                $                 $                   $
-------------

(1)  The Trust, its investment advisor, ING Clarion Real Estate Securities, L.P., and its investment sub-advisor,
     Clarion Capital LLC, have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 and the Investment Company Act of 1940.

(2)  Rounded to the nearest penny.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Underwriters are offering the Preferred Shares subject to various conditions. The Underwriters expect to deliver the Preferred Shares to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about , 2003.

                               ------------------


                               ------------------

             The date of this prospectus is         , 2003.

         The Trust's Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         The Trust is offering shares of Series Auction Market Preferred Shares, shares of Series Auction Market Preferred Shares and shares of Series Auction Market Preferred Shares. The shares are referred to in this prospectus as "Preferred Shares." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Trust's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be offered with a rating of "AAA" from [S&P] and [Fitch].

         The dividend rate for the initial dividend rate period will be for Series, for Series and for Series . The Initial Rate Period is from the date of
issuance through      , 2003 for Series     ,     , 2003 for Series and     ,
2003 for Series    . For Subsequent Rate Periods, Preferred Shares pay
dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) auctions will be conducted by telephone [and electronic means]; and (3) purchases and sales will be settled on the next business day after the auction.

         The Preferred Shares are redeemable, in whole or in part, at the option of the Trust on any dividend payment date for the Preferred Shares and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of the redemption, plus a premium in certain circumstances.

         Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the Auction Agent and the Trust or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this secondary market, and this market may not provide you with liquidity.

         You should read this prospectus, which contains important information about the Trust and the Preferred Shares, before deciding whether to invest in the Preferred Shares and retain it for future reference. A Statement of Additional Information, dated ____________ , 2003, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page __ of this prospectus, by calling or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                               TABLE OF CONTENTS

                                                                      Page

PROSPECTUS SUMMARY.....................................................1

FINANCIAL HIGHLIGHTS (Unaudited).......................................7

THE TRUST..............................................................8

USE OF PROCEEDS........................................................8

CAPITALIZATION (Unaudited).............................................9

PORTFOLIO COMPOSITION..................................................9

THE TRUST'S INVESTMENTS................................................9

INTEREST RATE TRANSACTIONS............................................16

RISKS.................................................................17

MANAGEMENT OF THE TRUST...............................................27

DESCRIPTION OF Preferred Shares.......................................30

THE AUCTION...........................................................38

DESCRIPTION OF COMMON SHARES..........................................41

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST..........41

REPURCHASE OF COMMON SHARES...........................................43

FEDERAL INCOME TAX MATTERS............................................43

UNDERWRITING..........................................................44

CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT...........................45

LEGAL OPINIONS........................................................46

AVAILABLE INFORMATION.................................................46

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION.........47


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE TRUST'S BUSINESS, FINANCIAL CONDITION AND PROSPECTUS MAY HAVE CHANGED SINCE THAT DATE.

                               PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in the Preferred Shares. You should read the more detailed information contained in this prospectus, the Statement of Additional Information and the Trust's Statement of Preferences of Auction Market Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

THE TRUST.......................   ING Clarion Real Estate Income Fund is a recently organized, non-diversified, closed-end management investment company.  Throughout the prospectus, we refer to ING Clarion Real Estate Income Fund simply as the "Trust" or as "we," "us"
                                   or "our."  See "The Trust." The Trust's common shares are traded on the
                                   American Stock Exchange under the symbol "IIA". See "Description of Common
                                   Shares." As of September    , 2003, the Trust had          common shares
                                   outstanding and net assets of $          .

THE OFFERING....................   The Trust is offering       shares of Series       Preferred Shares,
                                   shares of Series       Preferred Shares and       shares of Series
                                   Preferred Shares, each at a purchase price of $25,000 per share. Preferred
                                   Shares are being offered by the underwriters listed under "Underwriting."

INVESTMENT OBJECTIVES...........   The Trust's primary investment objective is high current income; and the
                                   Trust's secondary investment objective is capital appreciation.  The Trust's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "The
                                   Trust's Investments." There can be no assurance that the Trust's investment objectives will be achieved.

INVESTMENT POLICIES.............   The Trust has a policy of concentrating its investments in the real estate industry and not in any other industry. Under normal market conditions, the
                                   Trust will invest at least 90% of its total assets in Real Estate Securities and at least 70% of its total assets in Real Estate Equity Securities. The
                                   Trust may invest up to 30% of its total assets in Real Estate Fixed Income
                                   Securities.

                                   The Trust will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from $100 million to $12 billion, and will average $1 billion. The Trust will invest primarily in
                                   Real Estate Fixed Income Securities that mature at a minimum in one year and at a maximum in 30 years and, in the current market environment, will mature on average in 10 years.

                                   The Trust will not invest more than 20% of its total assets in debt securities or preferred stock of below investment grade quality or considered by the
                                   Advisor or the Sub-Advisor to be of below investment grade quality. Investment grade quality securities are those that are rated within the four highest grades
                                   (i.e., Baa3 or BBB- better) by Moody's Investors Service, Inc. ("Moody's"),
                                   Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or Fitch
                                   IBCA, Inc. ("Fitch") at the time of investment or are considered by the Advisor or the Sub-Advisor to be of equivalent credit quality. The Trust defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets invested in such real estate.

                                   A common type of real estate company, a REIT, is a company that pools investors'
                                   funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs tend to pay relatively high dividends (as compared to other types of companies), and the Trust intends to use these REIT dividends in an effort to meet its primary objective of high current income.

                                   The Trust may invest up to 10% of its total assets in securities of non-U.S.
                                   issuers.

                                   The Trust's compliance with these percentage limitations is measured solely at the time of investment.

                                   Although not intended to be significant elements in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including: engaging in interest rate transactions, short sales and options; engaging in foreign currency transactions in connection with the
                                   Trust's investment in securities of non-U.S. issuers; and making forward commitments. See "The Trust's Investments."

INVESTMENT ADVISOR..............   ING Clarion Real Estate Securities, L.P. ("ING Clarion RES" or the "Advisor")
                                   will be the Trust's investment advisor, and Clarion Capital LLC ("Clarion
                                   Capital" or the "Sub-Advisor") will select the Trust's Real Estate Fixed Income
                                   Securities. Throughout the prospectus, we sometimes refer to ING Clarion RES and Clarion Capital collectively as the "Advisors" or "ING Clarion."

                                   As of June 30, 2003, ING Clarion RES had approximately $2.1 billion in assets under management and Clarion Capital had approximately $1.3 billion in assets under management. An affiliate, ING Clarion Partners, manages over $9.0 billion of private market real estate with nearly 600 employees operating from 28 offices nationwide. All three entities share a common real estate research platform and manage collectively over $12 billion in diverse real estate securities and real estate assets. ING Clarion RES and Clarion Capital are subsidiaries of the ING Group N.V. ("ING Group"), a global financial services organization based in The Netherlands and operating in 60 countries with over
                                   100,000 employees and $500 billion in assets under management. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING
                                   Group's Real Estate Division ("ING Real Estate") is the 3rd largest global real estate manager and investor with $44 billion in real estate assets under management as of June 30, 2003. ING Real Estate is a global organization with offices in The Netherlands, Belgium, France, Great Britain, Spain, Germany,
                                   Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States
                                   and Australia.

INTEREST RATE
TRANSACTIONS....................   In connection with the Trust's anticipated use of leverage through the sale of
                                   Preferred Shares or borrowings, the Trust may enter into interest rate swaps or options. The use of interest rate swaps and options is a highly specialized activity that involves counterparty risk and early termination risk. See "Use of Leverage" and "Interest Rate Transactions" for additional information.

RISK FACTORS....................   Risk is inherent in all investing. Therefore, before investing in the Preferred
                                   Shares you should consider certain risks carefully. The primary risks of investing in the Preferred Shares are:

                                   o         if an auction fails you may not be able to sell some or all of your shares;

                                   o         because of the nature of the market for Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                   o         a rating agency could suspend, withdraw or downgrade the rating assigned to the Preferred Shares, which could affect liquidity;

                                   o         the Trust may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                                   o         in certain circumstances, the Trust may not earn sufficient income from its investments to pay dividends;

                                   o         the Preferred Shares may be junior to any borrowings of the Trust;

                                   o         if interest rates rise, the value of the Trust's investment portfolio will decline, reducing the asset coverage for the Preferred Shares;

                                   o         the Preferred Shares may be junior to any borrowings of the Trust;

                                   o         the Trust intends to concentrate its assets in the real estate industry and therefore the performance will be closely linked to the performance of the real estate markets;

                                   o         if interest rates rise, the value of the Trust's investment portfolio will decline, reducing the asset coverage for the Preferred Shares;

                                   o         the Trust may invest up to 20% of its total assets in debt securities or preferred stock that are below investment grade quality or are considered by the Advisor or the Sub-Advisor to be of below investment grade quality, which are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and principal; and

                                   o         the Trust is a non-diversified management investment company and therefore may be more susceptible to any single, economic, political or regulatory occurrence.

                                   For additional risks of investing in the Trust, see "Risks" below.

TRADING MARKET..................   Preferred Shares are not listed on an exchange. Instead, you may buy or sell the Preferred Shares at an auction that normally is held weekly, by submitting orders to a broker-dealer Market that has entered into an agreement with the
                                   Auction Agent and the Trust (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                   The table below shows the first auction date for each series of Preferred
                                   Shares and the day on which each subsequent auction will normally be held for each series of Preferred Shares. The first auction date for each series of
                                   Preferred Shares will be the business day before the dividend payment date for the Initial Rate Period for each series of Preferred Shares. The start date for
                                   Subsequent Rate Periods will normally be the business day following the auction dates unless the then-current Rate Period is a Special Rate Period or the first day of the Subsequent Rate Period is not a business day.

                                   FIRST AUCTION DATE*                     SUBSEQUENT AUCTION DAY
                                   Series
                                   Series
                                   Series
                                   ---------------
                                   ---------------------------------------------------------------------------------
                                   * All dates are 2003.

DIVIDENDS.......................   The table below shows the dividend rate for the Initial Rate Period on the
                                   Preferred Shares offered in this prospectus. For Subsequent Rate Periods, and
                                   Rate Preferred Shares will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are also paid weekly, on the first business day following the end of the Rate Period. The rate set at auction will not exceed the maximum Applicable Rate. See "Description of
                                   Preferred Shares--Dividends and Rate Periods."

                                   In addition, the table below also shows the date from which dividends on the
                                   Preferred Shares will accumulate at the initial rate, the dividend payment date for the Initial Rate Period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

                                   Finally, the table below shows the number of days of the Initial Rate Period for the Preferred Shares. Subsequent Rate Periods generally will be seven days. The dividend payment date for Special Rate Periods of more than seven days will be set out in the notice designating a Special Rate Period. See "Description of
                                   Preferred Shares--Dividends and Rate Periods--Designation of Special Rate
                                   Periods."


                                   NUMBER OF DAYS                    DATE OF
                                         OF           INITIAL     ACCUMULATION    DIVIDEND PAYMENT     SUBSEQUENT
                                    INITIAL RATE     DIVIDEND      AT INITIAL     DATE FOR INITIAL      DIVIDEND
                                       PERIOD          RATE           RATE*         RATE PERIOD*      PAYMENT DAY
                                  ----------------   --------     ------------    ----------------    ------------
                                  Series
                                  Series
                                  Series
                                  ---------------
                                  *  All dates are 2003.

RATINGS.........................   The shares of each series of Preferred Shares are expected to be issued with ratings of "AAA" from S&P and Fitch and "Aaa" from Moody's. In order to maintain these ratings, the Trust must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies'
                                   guidelines. See "Description of Preferred Shares--Rating Agency Guidelines and
                                   Asset Coverage."

REDEMPTION......................   The Trust may be required to redeem Preferred Shares if, for example, the Trust does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Trust voluntarily may redeem Preferred Shares under certain conditions. See "Description of Preferred
                                   Shares--Redemption" and "Description of Preferred Shares--Rating Agency
                                   Guidelines and Asset Coverage."

LIQUIDATION PREFERENCE VOTING...   The liquidation preference for shares of each series of Preferred Shares will be
                                   $25,000 per share plus accumulated but unpaid dividends. See "Description of
                                   Preferred Shares--Liquidation." The holders of preferred shares, including
                                   Preferred Shares, voting as a separate class, have the right to elect at least two Rights trustees of the Trust at all times. Such holders also have the right to elect a majority of the trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including Preferred
                                   Shares, voting together as a single class. The holders of preferred shares, including Preferred Shares, will vote as a separate class or classes on certain other matters as required under the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "Investment Company Act") and Delaware
                                   law. See "Description of Preferred Shares--Voting Rights" and "Certain
                                   Provisions in the Agreement and Declaration of Trust."

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on , 2003 through , 2003. Since the Trust was recently organized and commenced investment operations on , 2003, the table covers less than weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in securities that meet the Trust's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.

                                                                   , 2003(1)
                                                       -----------------------
                                                               THROUGH
                                                                    , 2003





                              [Financials to come]

                                   THE TRUST

         The Trust is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on July 16, 2003 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware, as later amended and restated. On September 30, 2003, the Trust issued an aggregate of common shares of beneficial interest, par value $.001 per share, pursuant to the initial public offering and commenced its investment operations. The Trust granted to the underwriters an option to purchase up to additional common shares solely for the purpose of covering over-allotments in connection with the common share offering. On , 2003, such underwriters purchased, at a price of $15.00 per common share, an additional common shares of the Trust pursuant to the over-allotment option for net proceeds, after expenses, to the Trust of $ . The Trust's common shares are traded on the American Stock Exchange under the symbol "IIA". The Trust's principal office is located at 259 North Radnor Chester Road, Suite 205, Radnor, Pennsylvania 19087.

         The following provides information about the Trust's outstanding shares as of , 2003:

                                 Amount held by
       Title of Class             Amount Authorized       the Trust or for its Account      Amount Outstanding
----------------------------------------------------------------------------------------------------------------
     Common Shares                    Unlimited
  Preferred Shares                    Unlimited
            Series
            Series
            Series

                                USE OF PROCEEDS

         The net proceeds of this offering will be approximately $ after payment of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality short-term fixed income securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.


                           CAPITALIZATION (UNAUDITED)

         The following table sets forth the capitalization of the Trust as of , 2003, and as adjusted to give effect to the issuance of the Preferred Shares (including estimated offering expenses and sales loads of ) offered hereby.

                                                                                     ACTUAL          AS ADJUSTED
Preferred Shares, $.001 par value, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued;
   shares issued, as adjusted).............................................      $         --
Common Shareholder's Equity:
Common shares, $.001 par value per share; unlimited shares authorized, shares outstanding*............................................................
Paid-in surplus............................................................
Balance of undistributed net investment income.............................
Accumulated net realized gain/loss from investment transactions............
Net unrealized appreciation/depreciation of investments....................
Net assets attributable to Common Shares...................................
Net assets attributable to Common Shares plus liquidation preference of the
   Preferred Shares........................................................
---------------

* None of these outstanding shares are held by or for the account of the Trust.

                             PORTFOLIO COMPOSITION

         As of , 2003, approximately %+ of the market value of the Trust's portfolio was invested in Real Estate Equity Securities and approximately % of the market value of the Trust's portfolio was invested in Real Estate Fixed Income Securities.

-----------
+ Upon the full investment of the proceeds of this offering, the Trust anticipates that at least % of the market value of the Trust's portfolio will be invested in Real Estate Equity Securities.

                            THE TRUST'S INVESTMENTS

         The following section describes the Trust's investment objective, significant investment policies and investment techniques. More complete information describing the Trust's significant investment policies and techniques, including the Trust's fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.

INVESTMENT OBJECTIVE AND POLICIES

         The Trust's primary investment objective is high current income and its secondary investment objective is capital appreciation. The Trust has a policy of concentrating its investments in the real estate industry and not in any other industry. The Trust's investment objectives and its policy of concentrating its investments in the real estate industry are fundamental and may not be changed without shareholder approval. Unless otherwise indicated, the Trust's other investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval, although we have no current intention of doing so. There can be no assurance that the Trust's investment objectives will be achieved.

         Under normal market conditions, the Trust:

         o  will invest at least 90% of its total assets in Real Estate
            Securities;

         o will invest at least 70% of its total assets in Real Estate Equity Securities; and

         o may invest up to 30% of its total assets in Real Estate Fixed Income Securities;

         The Trust will primarily invest in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from $100 million to $12 billion, and are expected to average $1 billion. The Trust will primarily invest in Real Estate Fixed Income Securities that mature at a minimum in one year and at a maximum in 30 years and, in the current market environment, are expected to mature on average in 10 years.

         The Trust will not invest more than 20% of its total assets in debt or preferred securities of below investment grade quality or considered by the Advisor or the Sub-Advisor to be of below investment grade quality. Investment grade quality securities are those that have received a rating within the four highest rating categories (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch) or are unrated securities of comparable quality as determined by the Advisors. This credit quality policy applies only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades or withdraws its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded or as to which it has withdrawn a rating, the Advisors may consider such factors as the Advisors' assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. See Appendix A in the Statement of Additional Information for a description of security ratings.

         The Trust may invest up to 10% of its total assets in Foreign
Securities.

         The Trust's compliance with these percentage limitations is measured solely at the time of investment.

          Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including:

         o  engaging in interest rate transactions, short sales and options;

         o engaging in foreign currency transactions in connection with the Trust's investment in Foreign Securities; and

         o  making forward commitments.

         The Trust has a non-fundamental policy of investing at least 90% of its total assets in Real Estate Securities. If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder.

APPROACH TO SELECTING SECURITIES

         Specific to real estate equity investing, ING Clarion RES uses intensive financial analysis to identify securities that it believes have the most attractive characteristics. Securities selection is made with consideration of income and total return potential based on relative value analysis. A real estate company's earnings are heavily dependent on the conditions of the real estate market (e.g., supply and demand), the location and quality of its assets, and management's ability to add value through operating strategies, asset repositioning or development. ING Clarion RES assesses the relative value of a broad universe of real estate securities based on financial modeling of a company's earnings potential and balance sheet, extensive field research to evaluate the quality of a company's real estate assets, intensive interaction with management to assess competence and incentives, and an evaluation of the company's strategies in light of current and expected real estate market conditions. ING Clarion RES draws upon a multi-disciplinarian team of experienced securities managers and seasoned real estate investment professionals to incorporate independent, objective information relevant to securities selection and asset allocation by property and geography.

         With regard to preferred securities and convertible debt securities, ING Clarion RES seeks to select securities which it views as undervalued after considering return potential and analyzing risk. To make this determination ING Clarion RES evaluates the fundamental characteristics of a company, including its creditworthiness, and other prevailing market factors. To assess credit quality, the Advisor considers fundamental analysis, corporate structure, capital structure and placement of the preferred or debt securities within the capital structure. Other factors considered include structural features of the securities (such as call options), potential for ratings changes, and relative yield and value versus other income producing securities.

         With regard to real estate fixed income securities, Clarion Capital will evaluate, invest and manage the Trust's portfolio in mortgage and asset backed securities, primarily CMBS and CBOs, B Notes and unsecured debt of real estate companies. Clarion Capital utilizes proprietary analytical methods in performing scenario analysis to forecast cash flows and expected total returns under different interest rate assumptions. Simulation analysis is also performed to provide a broader array of potential patterns of return over different interest rate scenarios. Such analysis may be applied to individual securities or to an entire portfolio. Clarion Capital also performs relative value analysis of individual securities based on yield, credit rating, average life, expected duration and option-adjusted spreads. Other considerations in Clarion Capital's investment process include analysis of fundamental economic trends, consumer borrowing trends and relevant regulatory developments.

PORTFOLIO INVESTMENTS

         The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

         Real Estate Companies. Under normal market conditions, the Trust will invest at least 70% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as REITs. For purposes of the Trust's investment policies, the Trust considers a real estate company to be a company that:

         o derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

         o  has at least 50% of its assets invested in such real estate.

         Real Estate Investment Trusts (REITs). The Trust will invest in REITs. A REIT is a real estate company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Trust intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives.

         REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         Preferred Stocks. The Trust may invest in preferred stocks issued by real estate companies. Preferred stocks pay fixed or floating rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

         Corporate Bonds and Convertible Debt of Real Estate Companies. The Trust may invest in corporate bonds and convertible debt of real estate companies. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

         Commercial Mortgage-Backed Securities. The Trust will invest in commercial mortgage-backed securities ("CMBS"). CMBS are a form of security collateralized by pools of commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various private issuers. These securities may include complex instruments, such as stripped mortgage-backed securities, interests in real estate mortgage investment conduits, adjustable rate mortgages, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

         The Trust's investments in CMBS will typically consist of CMBS that are subordinated to more senior classes of such securities ("Subordinated CMBS"). Assets underlying CMBS may relate to only a few properties or to a single property. Because the commercial mortgage loans that back a CMBS are generally not amortizing or not fully amortizing, at their maturity date repayment of the remaining principal balance or "balloon" is due and usually must be repaid through the attainment of an additional loan or sale of the property. If the commercial borrower is unable to refinance or attain an additional loan or the property is sold at below the remaining principal amount of the mortgage, the result could be a decline in the value, and thus the price, of the related CMBS (which decline could be greater in the case of a Subordinated CMBS). CMBS generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by having the Subordinated CMBS take the first loss on any defaults on the underlying commercial mortgage loans. In general, Subordinated CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such Subordinated CMBS are subject to a substantially greater risk of nonpayment than are senior classes of CMBS. Even within a class of subordinated securities, most CMBS are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure.

         Interests in pools of CMBS differ from other forms of bonds, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their commercial mortgage loans, net of any expenses incurred by the issuer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

         The yield and maturity characteristics of CMBS differ from traditional debt securities. One difference is that the principal amount of the obligations may be prepaid to some extent because the underlying assets (i.e., loans) generally may be prepaid without penalty at some point prior to maturity. The relationship between prepayments and interest rates may give CMBS less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a CMBS's total return and maturity may be difficult to predict precisely. To the extent that the Trust purchases CMBS at a premium, prepayments may result in loss of the Trust's principal investment to the extent of premium paid.

         CMBSs come in different classes that have different risks. The Trust may invest in lower, or junior, classes of mortgage-related securities which may have a rating below investment grade and therefore are riskier investments than higher rated securities. Junior classes of mortgage-related securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. Because the Trust may invest in junior classes of CMBSs, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Trust may suffer significant losses.

         Investments in CMBSs, especially lower rated securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for the Trust to the extent that it invests in mortgage-related securities. These risks are heightened in the case of mortgage-related securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-related securities will typically depend upon the future availability of financing and the stability of real estate values.

         For commercial mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-related securities may be hurt.

         Collateralized Bond Obligations. The Trust may invest in CBOs, which are structured securities backed by a diversified pool of high yield, public or private fixed income securities or loans. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs.

         B Notes. The Trust will invest in debt securities in which a first lien commercial mortgage loan is structured into a senior position (previously defined as an "A Note") and a junior position (previously defined as a "B Note"). Typically, an A/B Note structure will be backed by a mortgage on commercial real estate valued between $15 and $200 million. Many times, the large size of the underlying loan precludes efficient sale into a CMBS transaction due to the diversification constraints imposed by the rating agencies. As a result, the mortgage is split into the A/B Note structure with the A Note placed into the CMBS and the B Note privately placed outside of the CMBS. The cash flow from the mortgage will be used to make principal and interest payments on the A Note and the B Note.

         Lower-Rated Securities. The Trust will not invest more than 20% of its total assets in debt securities and preferred stock of below investment grade quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P or Fitch, or unrated securities determined by the Advisor or the Sub-Advisor to be of comparable quality by the Advisors. Securities of below grade investment quality are commonly referred to as junk bonds. The Trust may only invest in high yield securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisors to be of comparable quality. The Trust will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

         See "Risks -- Risks of Investment in Lower-Rated Securities" for a discussion of the risks of below investment grade securities. For a description of security ratings, see Appendix A of the Statement of Additional Information.

         Illiquid Securities. The Trust may invest to a limited extent in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, (the "Securities Act"), but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Trust may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Trust might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

         Foreign Securities. The Trust may invest up to 10% of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. Under normal market conditions, the Trust will not hold any Foreign Securities of emerging market issuers. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issues are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         Because evidence of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

         Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

         Strategic Transactions. The Trust may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Advisors seek to use these kinds of transactions to further the Trust's investment objectives, no assurance can be given that they will achieve this result.

         The Trust may enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, or protect against changes in currency exchange rates.

         Strategic Transactions have risk, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

         A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

         Temporary, Defensive Position. Upon the Advisors' recommendation, during temporary defensive periods and in order to keep the Trust's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. In such a case, the Trust may not pursue or achieve its investment objectives.

         Portfolio Turnover. The Trust may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Trust's investment objectives. Although the Trust cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisors, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                           INTEREST RATE TRANSACTIONS

         In connection with the Trust's anticipated use of leverage through its sale of Preferred Shares or borrowings, the Trust may enter into interest rate swaps or option transactions.

         Interest rate swaps involve the Trust's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust's variable rate payment obligation on Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Trust may use an interest rate option, which would require it to pay a premium to the option counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. Buying interest rate options could also decrease the net earnings of the common shares if the premium paid by the Trust to the counterparty exceeds the additional cost of the leverage that the Trust would have been required to pay had it not entered into the option agreement. The Trust has no current intention of entering into swaps or options other than as described in this Prospectus. The Trust will not enter into interest rate swap or option transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust's leverage. The Trust will monitor any such swap with a view to ensuring that the Trust remains in compliance with all applicable regulatory policy and tax requirements.

         The Trust will usually enter into swaps or options on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily.

         The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates the Trust's use of interest rate instruments could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or option could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings.

         Interest rate swaps and options generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps or options is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap to offset the dividend payments on its Preferred Shares or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or option, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively affect the performance of the common shares.

         The Trust will not enter into an interest rate swap or option transaction with any counterparty that the Advisors believe does not have the financial resources to honor its obligation under the interest rate swap or option transaction. Further, the Advisors will continually monitor the financial stability of a counterparty to an interest rate swap or option transaction in an effort to proactively protect the Trust's investments.

         In addition, at the time the interest rate swap or option transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

         The Trust may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. This redemption would likely result in the Trust seeking to terminate early all or a portion of any swap or option transaction. Such early termination of a swap or option could result in a termination payment by or to the Trust.

         In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See "The Trust's Investments -- Portfolio Compositions -- Strategic Transactions" above for additional information.

                                     RISKS

         Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RECENTLY ORGANIZED

         The Trust is a recently organized, non-diversified, closed-end management investment company with a limited operating history.

INTEREST RATE RISK

         Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Trust's investment in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust's portfolio will decline in value due to rising interest rates.

         The Trust issues Preferred Shares, which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of Preferred Shares to buy fixed-income securities, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on Preferred Shares, however, dividend rates on Preferred Shares would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay dividends on Preferred Shares would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

         The Trust may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in market interest rates. There is no guarantee that the Trust will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

AUCTION RISK

         The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

SECONDARY MARKET RISK

         If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a Special Rate Period (a Rate Period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

RATINGS AND ASSET COVERAGE RISK

         It is expected that while S&P and Fitch will assign a rating of "AAA" and Moody's will assign a rating of "Aaa" to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. S&P, Moody's or Fitch could withdraw or downgrade Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If S&P, Moody's or Fitch withdraws its rating or downgrades Preferred Shares, the Trust may alter its portfolio or redeem Preferred Shares in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust also may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

INFLATION RISK

         Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

STOCK MARKET RISK.

         Your investment in Preferred Shares represents an indirect investment in REIT shares and other equity securities owned by the Trust, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The prices of the common stocks of real estate companies, including REITs, and other securities in which the Trust invests, will fluctuate from day to day and may, in either the near term or over the long run, decline in value. The value of the Trust's common shares may be affected by a decline in financial markets in general.

SPECIAL RISKS RELATED TO INVESTMENTS IN THE REAL ESTATE INDUSTRY

         There are special risks associated with investing in the real estate industry, including:

         General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

         Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

         Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

         Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

         Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

         Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

         Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

         These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

         Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

         Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

         Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general with respect to rental rates and occupancy levels.

         Insurance Issues. Certain real estate companies may have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would adversely affect Trust's investment performance.

         Credit Risk. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

         In addition, a real estate company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A real estate company, therefore, may be contractually prohibited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

         Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the common shares could be reduced.

         Smaller Companies. Even the larger REITs tend to be small to medium-sized companies in comparison to many industrial and service companies. As of June 30, 2003, according to the National Association of Real Estate Investment Trusts (NAREIT), the market capitalization of REITs ranged in size from approximately $157.865 million to approximately $10.878 billion.

         Recent Events. The value of real estate is particularly susceptible to acts of terrorism and changes in foreign or domestic economic and political conditions.

         Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Trust on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act.

SMALL CAP RISK

         The Trust may invest in Real Estate Equity Securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average. In addition, there are relatively few REITs when compared to other types of companies.

COMMON STOCK RISK

         While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.

CONVERTIBLE SECURITIES RISK

         The Trust may also invest in convertible securities of real estate companies. The market value of convertible securities may tend to decline as interest rates increase and, conversely, may tend to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

ASSET BACKED SECURITIES RISK

         The yield and maturity characteristics of asset backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The average life of an asset-backed instrument, in particular, is likely to be substantially less than the original maturity of the assets underlying the securities as the result of scheduled principal payments and prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

COLLATERALIZED BOND OBLIGATIONS.

         In collateral bond obligations and similar structures ("CBOs"), the pool of securities or loans is used to collateralize obligations separated into tranches representing different degrees of credit quality. The top tranche, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual payments (i.e., money that is left over after all higher tiers have been paid) rather than a fixed interest rate. The returns on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing money on its investment in lower CBO tranches.

COMMERCIAL MORTGAGE-BACKED SECURITIES.

         Investments in CMBS, especially lower rated securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. These risks are heightened in the case of CMBS related to a relatively small pool of commercial mortgage loans. In addition, the underlying commercial properties may not be able to continue to generate cash to meet their expenses due to a variety of economic conditions. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay the commercial mortgage loans underlying CMBS will typically depend upon the future availability of financing and the stability of real estate values.

         For most commercial mortgage loans, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related CMBS will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the related CMBS may be hurt.

         Because the Trust intends to invest in junior classes of CMBS, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Trust may suffer significant losses.

B NOTES.

         A B Note is a commercial mortgage loan typically (a) secured by a first mortgage on a single large commercial property or group of related properties and (b) subordinated to an A Note secured by the same first mortgage on the same collateral. As a result, if an issuer defaults, there may not be sufficient funds remaining for the holder of the B Note. B Notes reflect credit risks similar to comparably rated CMBS, although they do not have any market, raising additional liquidity risks. However, since each B Note is privately negotiated, B Notes can vary in their structural characteristics and risks, including, for example, the rights of the holder of the B Note to control the process following a borrower default. Furthermore, since they are typically secured by a single property, B Notes reflect the risks associated with significant concentration.

FOREIGN RISK

         Under current market conditions, the Trust may invest up to 10% of its total assets in Foreign Securities. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

         o  fluctuations in foreign exchange rates;

         o future foreign economic, financial, political and social developments;

         o  different legal systems;

         o the possible imposition of exchange controls or other foreign governmental laws or restrictions;

         o  lower trading volume;

         o much greater price volatility and illiquidity of certain foreign securities markets;

         o  different trading and settlement practices;

         o  less governmental supervision;

         o  regulatory changes;

         o  changes in currency exchange rates;

         o  high and volatile rates of inflation;

         o  fluctuating interest rates;

         o  less publicly available information; and

         o different accounting, auditing and financial record-keeping standards and requirements.

         Investments in Foreign Securities will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

         o  the possibility of expropriation of assets;

         o  confiscatory taxation;

         o  difficulty in obtaining or enforcing a court judgment;

         o  economic, political or social instability; and

         o diplomatic developments that could affect investments in those countries.

         Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

         o  growth of gross domestic product;

         o  rates of inflation;

         o  capital reinvestment;

         o  resources;

         o  self-sufficiency;

         o  balance of payments position; and

         o certain investments in Foreign Securities also may be subject to foreign withholding taxes.

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

         The Trust may invest up to 20% of its total assets in securities rated below investment grade or considered by the Advisor and/or Sub-Advisor to be of below investment grade credit quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P or Fitch or unrated securities determined by the Advisors to be of comparable quality. Lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to the interest and principal payments.

         The values of lower grade securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of lower grade securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower grade securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower grade securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

         During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower grade securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest. If the issuer of a security held generally by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

         The secondary markets for lower grade securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for lower grade securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower grade securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse change in the condition of a particular issuer. Under certain economic and/or market conditions, the Trust may have difficulty disposing of certain lower grade securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the lower grade securities, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Trust's assets. Market quotations on lower grade securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

         The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for lower grade securities may be affected by legislative and regulatory developments. These developments could adversely affect the Trust's net asset value and investment practices, the secondary market for lower grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding lower grade securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower grade securities and limiting the deductibility of interest by certain corporation issuers of lower grade securities adversely affected the lower grade securities market in the past.

         When the secondary market for lower grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Trust's lower grade securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the market for below investment grade securities, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Trust to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower grade securities contract due to adverse economic conditions or for other reasons, certain of the Trust's liquid securities may become illiquid and the proportion of the Trust's assets invested in illiquid securities may significantly increase.

         The Trust may only invest in high yield securities that at the time of purchase are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or are unrated securities determined by the Advisors to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Trust will not invest in securities which are in default at the time of purchase.

PREPAYMENT RISKS.

         If interest rates fall, the principal or bonds held by the Trust may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust's income and distributions to shareholders.

NON-DIVERSIFICATION

         The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

MARKET DISRUPTION RISK.

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have lead to increased short-term market volatility. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.


                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The Board of Trustees is responsible for the overall management of the Trust, including supervision of the duties performed by ING Clarion RES and Clarion Capital. There are five trustees of the Trust. Two of the trustees are "interested persons" of the Trust (as defined in the Investment Company Act). The name of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

INVESTMENT ADVISOR AND SUB-ADVISOR

         ING Clarion RES acts as the Trust's investment advisor. ING Clarion RES is responsible for the allocation of the Trust's portfolio assets between equity and fixed-income investments and for the selection and monitoring of the Trust's sub-advisor, Clarion Capital, which will select the Trust's Real Estate Fixed Income Securities. ING Clarion RES is located at 259 North Radnor Chester Road, Suite 205, Radnor, PA, 19087 and Clarion Capital is located at 230 Park Avenue, New York, New York 10169.

         As of June 30, 2003, ING Clarion RES had approximately $2.1 billion in assets under management and Clarion Capital had approximately $1.3 billion in assets under management. An affiliate, ING Clarion Partners, manages over $9.0 billion of private market Real Estate with nearly 600 employees operating from 28 offices nationwide. All three entities share a common real estate research platform and manage collectively over $12 billion in diverse real estate securities and real estate assets. ING Clarion RES and Clarion Capital are subsidiaries of the ING Group, a global financial services organization based in The Netherlands and operating in 60 countries with over 100,000 employees and $500 billion in assets under management. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Real Estate is the 3rd largest global Real Estate manager and investor with $44 billion in Real Estate assets under management as of June 30, 2003. ING Real Estate conducts business worldwide, with offices in The Netherlands, Belgium, France, Great Britain, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.

         Portfolio Managers. The Trust's portfolio is managed by a team including T. Ritson Ferguson, Kenneth D. Campbell, Sherry L. Rexroad, CFA, Steven D. Burton, Joseph P. Smith, Daniel Heflin and Stephen Baines. Their biographies, including professional experience, industry designations and education are as follows:

         T. Ritson Ferguson, CFA. Mr. Ferguson has been Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1999. Mr. Ferguson provides oversight of the firm's operations, oversees the day-to-day management of the portfolios and is a member of the Investment Policy Committee. Previously with Radnor Advisors and Trammell Crow Company, he has extensive direct investment experience having been involved in all facets of the analysis, acquisition and management of commercial real estate before joining Messrs. Campbell and Kling in 1991 in forming what is today ING Clarion Real Estate Securities, Inc. Mr. Ferguson was formerly with Bain and Company as a consultant, and served as a Captain in the U.S. Air Force as a computer scientist.

         Mr. Ferguson is an honors MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Duke University (summa cum laude, Phi Beta Kappa). He is a member of the National Association of Real Estate Investment Trusts (NAREIT) and its Institutional Investor Committee, and of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR). Mr. Ferguson is a holder of the Chartered Financial Analyst
(CFA) designation.

         Kenneth D. Campbell. Mr. Campbell has been Managing Director of ING Clarion Real Estate Securities, L.P. since 1995. Mr. Campbell is Chairman of the Investment Policy Committee responsible for establishing real estate securities investment policy and has more than 33 years experience as an investor in real estate securities. In 1969, he founded Audit Investments, Inc., a registered investment advisor. Through Audit he has managed real estate securities portfolios since 1980 for a select number of institutional and individual accounts. He founded Realty Stock Review in 1970, which became the leading advisory publication under his aegis until its sale in 1990. Mr. Campbell has edited and been principal author of four book-length investment reports on REITs and real estate securities.

         An MBA graduate with distinction from New York University and an honors BA from Capital University, Mr. Campbell is a member of the Philadelphia Society of Security Analysts and the National Association of Real Estate Investment Trusts (NAREIT). He was a founding member of the Real Estate Analysts Group in New York City and was presented the REIT Industry Leadership Award by NAREIT in 1996.

         Sherry L. Rexroad, CFA. Ms. Rexroad has been a Senior Director of ING Clarion Real Estate Securities, L.P. since January, 2001. Ms. Rexroad is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. She is also responsible for evaluating the investment potential of public real estate companies. Previously with AEW Capital Management, she was a Vice President and Portfolio Manager in their Fixed Income and Capital Markets Group. She has more than twelve years investment experience including real estate equities, CMBS and whole loans. Her background includes real estate management, construction management and the evaluation of public and private real estate companies. Prior to AEW she worked for the Environmental Protection Agency (EPA) where she managed the design and construction of a $40 million Environmental Science Center and negotiated commercial leases. Ms. Rexroad joined ING Clarion Real Estate Securities, L.P. in 1997.

         Ms. Rexroad holds an MBA from Wharton (University of Pennsylvania) and is a Dean's List graduate of Haverford College. She is a member of the National Association of Real Estate Investment Trusts (NAREIT) and the International Council of Shopping Centers. Ms. Rexroad is a holder of the Chartered Financial Analyst (CFA) designation and a member of the Financial Analysts of Philadelphia, and the Association for Investment Management and Research
(AIMR).

         Steven D. Burton, CFA. Mr. Burton has been Director of ING Clarion Real Estate Securities, L.P. since January 2000. Mr. Burton is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. Previously with GE Investment Corporation, he has extensive direct investment experience in a broad array of product types -- including office, multifamily, industrial, retail and lodging -- and oversaw a $350 million portfolio of directly owned commercial real estate assets. His experience includes acquisitions, dispositions, lease negotiation, loan restructuring and workout activity. Mr. Burton joined ING Clarion Real Estate Securities, L.P. in 1995.

         He is an MBA graduate of the Kellogg School (Northwestern University) and Middlebury College (BA in Mathematics, cum laude). Mr. Burton is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).

         Joseph P. Smith, CFA. Mr. Smith has been Director of ING Clarion Real Estate Securities, L.P. since January 2001 and Vice President, Senior Investment Analyst prior thereto. Mr. Smith is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. He joined ING Clarion Real Estate Securities, L.P. in 1997. Previously with Alex. Brown & Sons, Inc., Mr. Smith was an Associate in the Real Estate Investment Banking Group. His responsibilities included public offerings, private placements, mergers and acquisitions, and other real estate investment banking services. His prior experience also included work as a financial analyst at Radnor Advisors, a direct real estate investment firm, where he gained experience in all facets of the analysis, acquisition, and management of commercial real estate.

         Mr. Smith is a MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Villanova University (magna cum laude). He is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).

         Daniel Heflin. Mr. Heflin has been Director and Chief Executive Officer of Clarion Capital LLC since 1995. Prior to joining Clarion Capital LLC, Mr. Heflin worked at Ocwen Financial Corporation in Palm Beach, Florida, where he was Vice President and headed the Structured Finance Group from 1993 to 1995. From 1990 to 1993 Mr. Heflin worked for Credit Suisse First Boston in London, England in the Capital Markets Group. From 1986 to 1990 Mr. Heflin worked at Arthur Andersen & Co. in New York as a member of the Asset Securitization Group.

         Mr. Heflin holds a M.S. degree in Economics from the London School of Economics in London, England in 1992 and a B.A. from Texas Christian University. Further, Mr. Heflin is a Certified Public Accountant in the State of New York and has over 15 years of fixed income investment experience.

         Stephen Baines. Mr. Baines has been a Managing Director of Clarion Capital LLC since 2002. Mr. Baines is a member of Clarion Capital's Investment Committee and has been with ING Clarion since 2001.

         Prior to joining Clarion Capital LLC, Mr. Baines worked at James Howard, LP from 1995 to 2001 where he was a founding partner. From 1992 to 1995, he was the Head of Commercial Mortgage Lending and Securitization at Ocwen Financial Corporation and was with Arthur Andersen & Co. from 1983 to 1992. From 1989 to 1992, Mr. Baines was the Senior Manager in charge of Arthur Andersen's Asset Securitization Group. Mr. Baines holds a BS Economics degree from the London School of Economics. Mr. Baines is a Chartered Accountant in England and Wales and a Certified Public Accountant in the State of New York. Mr. Baines has 15 years of fixed income structuring and investment experience.

INVESTMENT MANAGEMENT AGREEMENT

         Pursuant to an investment management agreement between ING Clarion RES and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by ING Clarion RES a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). Under the investment management agreement, the Trust may, but is not obligated to, reimburse ING Clarion RES for certain expenses ING Clarion RES incurs in connection with performing non investment advisory services for the Trust. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by ING Clarion RES who devote substantial time to Trust operations may be reimbursed to ING Clarion RES. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to ING Clarion RES will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

         Clarion Capital will receive from ING Clarion RES a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to Real Estate Fixed Income Securities compared to the total Managed Assets of the Trust. The Sub-Advisor will begin receiving its fee only after the Advisor has received an advisory fee equal to certain Trust start-up costs it assumed in organizing and offering the Trust.

         In addition to the Management Fee of ING Clarion RES, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with ING Clarion RES), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

         For the first nine years of the Trust's operation, ING Clarion RES has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

                                                          PERCENTAGE WAIVED
                                                         (AS A PERCENTAGE OF
TWELVE-MONTH                                               AVERAGE WEEKLY
PERIOD ENDING                                             MANAGED ASSETS)*
-------------                                             ----------------

September 30, 2004**.....................................       0.25%
September 30, 2005.......................................       0.25%
September 30, 2006.......................................       0.25%
September 30, 2007.......................................       0.25%
September 30, 2008.......................................       0.25%
September 30, 2009.......................................       0.20%
September 30, 2010.......................................       0.15%
September 30, 2011.......................................       0.10%
September 30, 2012.......................................       0.05%
------------------

* Including net assets attributable to Preferred Shares.

** From the commencement of operations.

         ING Clarion RES has not undertaken to waive any portion of the Trust's fees and expenses beyond September 30, 2012 or after termination of the investment management agreement.

                        DESCRIPTION OF PREFERRED SHARES

         The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the Preferred Shares in the Statement attached as Appendix A to the Statement of Additional Information.

GENERAL

         The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined from time to time by the Board of Trustees without the approval of common shareholders. In connection with this offering, the Board has authorized the issuance of Preferred Shares, Series , Preferred Shares, Series and Preferred Shares, Series . All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

         The Preferred Shares of each series will rank on parity with any other series of Preferred Shares and any other preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each share of Preferred Shares carries one vote on matters that Preferred Shares can be voted. Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

DIVIDENDS AND RATE PERIODS

         The following is a general description of dividends and Rate Periods.

         Rate Periods. The Initial Rate Period for each series is as set forth below:

                              INITIAL RATE PERIOD

        Series
        Series
        Series

         Any subsequent Rate Periods of shares of a series of Preferred Shares will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as Special Rate Periods. See "--Designation of Special Rate Periods" below.

         Dividend Payment Dates. Dividends on each series of Preferred Shares will be payable when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Assuming seven-day Rate Periods, dividends are expected to be paid for each series of Preferred Shares as follows:

                             INITIAL DIVIDEND        SUBSEQUENT DIVIDEND
                             PAYMENT DATE*          PAYMENT DAYS ON EACH
                             ----------------       --------------------
        Series
        Series
        Series
----------------
     All dates are 2003.

         If dividends are payable on a day that is not a Business Day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more than 28 Rate Period Days.

         Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

         Calculation of Dividend Payment. The Trust computes the dividends per share payable on shares of a series of Preferred Shares by multiplying the Applicable Rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 365 if such Dividend Period consists of seven days, 360 for all other Dividend Periods. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

         Dividends on shares of each series of Preferred Shares will accumulate from the date of their original issue. For each Dividend Period after the initial Dividend Period, the dividend rate will be the dividend rate determined at auction once each of the requirements of the Statement are satisfied, except that the dividend rate that results from an auction will not be greater than the maximum Applicable Rate described below.

         The maximum Applicable Rate for any Rate Period for a series of Preferred Shares will generally be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable Rate Period based on the prevailing credit rating of the Preferred Shares in effect at the close of business on the Business Day next preceding the auction date. If any or all of S&P, Moody's and Fitch shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for a series of Preferred Shares is determined on the day that a notice of a Special Rate Period is delivered if the notice specifies a maximum Applicable Rate for a Special Rate Period.

                      APPLICABLE PERCENTAGE PAYMENT TABLE

    CREDIT RATINGS OF PREFERRED SHARES             APPLICABLE PERCENTAGE
    ----------------------------------             ---------------------
              "AA-" or higher                               150%
               "A-" to "A+"                                 200%
             "BBB-" to "BBB+"                               225%
               Below "BBB-"                                 275%

         The reference rate used to determine the maximum Applicable Rate generally varies depending on the length of the applicable Rate Period, as set forth in the Reference Rate Table below:

                              REFERENCE RATE TABLE

        RATE PERIOD                   REFERENCE RATE
        -----------                   --------------

        Less than 182 days            "AA" Composite Commercial Paper Rate
        183 days to 364 days          Corresponding Treasury Bill Rate
        365 days or more              Corresponding Treasury Note Rate

         The "AA" Composite Commercial Paper Rate is as set forth in the table below:


                   "AA" COMPOSITE COMMERCIAL PAPER RATE TABLE

        MINIMUM RATE PERIOD      SPECIAL RATE PERIOD         "AA" COMPOSITE COMMERCIAL PAPER RATE*

        7 days                   48 days or fewer                     30-day rate
                                 49 days to 69 days                   60-day rate
                                 70 days to 84 days                   Average of 60-day and 90-day rates
                                 85 days to 98 days                   90-day rate
                                 99 days to 119 days                  Average of 90-day and 120-day rates
                                 120 days to 140 days                 120-day rate
                                 141 days to 161 days                 Average of 120-day and 180-day rates
                                 162 days to 182 days                 180-day rate

----------------
* Rates stated on a discount basis.

         If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the Auction Agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

         Prior to each dividend payment date, the Trust is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

         If an auction for any series of Preferred Shares is not held when scheduled for any reason, other than by reason of force majeure, the dividend rate for the corresponding Rate Period will be the maximum Applicable Rate on the date the auction was scheduled to be held.

         Restrictions on Dividends and Other Distributions. While the Preferred Shares are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

         o immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "--Rating Agency Guidelines and Asset Coverage" below);

         o full cumulative dividends on each series of Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and

         o the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

         The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the Preferred Shares through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of each series of Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

         Declaration of Special Rate Periods. The Trust may, under certain circumstances, declare a Special Rate Period for shares of a particular series of Preferred Shares. Upon declaring a Special Rate Period, the Trust will give notice to the Auction Agent and each Broker-Dealer. The notice will request that the next succeeding Rate Period for the series of Preferred Shares be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a Special Rate Period may be a number of days not evenly divisible by seven if all shares of the series of Preferred Shares are to be redeemed at the end of such Special Rate Period. The Trust may not request a Special Rate Period unless sufficient clearing bids for shares of such series were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Trust must also have received confirmation from S&P, Moody's and Fitch or any substitute rating agency that the proposed Special Rate Period will not adversely affect such rating agency's then-current rating on the Preferred Shares. The Trust will consult the lead Broker-Dealer designated by the Trust, initially, , before the declaration of a Special Rate Period.

REDEMPTION

         Mandatory Redemption. The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Trust must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the Board of Trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

         Optional Redemption. The Trust, at its option, may redeem the shares of any series of Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, specified in the notice of redemption sent to holders of the Preferred Shares. No shares of a series of Preferred Shares may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. Shares of a series of Preferred Shares may not be redeemed in part if fewer than 100 Shares would remain outstanding after the redemption. The Trust has the authority to redeem the series of Preferred Shares for any reason.

LIQUIDATION

         If the Trust is liquidated, the holders of any series of outstanding Preferred Shares will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of securities, including other series of preferred shares, ranking senior to or on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Trust.

         For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

         o the sale of all or substantially all the property or business of the Trust;

         o the merger or consolidation of the Trust into or with any other business trust or corporation; or

         o the merger or consolidation of any other business trust or corporation into or with the Trust.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

         The Trust is required under guidelines of S&P, Moody's and Fitch to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. S&P, Moody's and Fitch have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The S&P, Moody's and Fitch guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Trust.

         The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of , 2003, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $ would have been computed as follows:

        Value of Trust assets less liabilities
         not constituting senior securities
                 ---------------------               =   ----------   =   %
        Senior securities representing indebtedness
                          plus
        liquidation value of the preferred shares

         In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares or the Investment Company Act, as the case may be, the Trust will be required to redeem Preferred Shares as described under "Redemption--Mandatory Redemption" above.

         The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by S&P, Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change, suspend or withdraw any such rating. The Trust may make such changes, including to the definitions and related provisions used in such guidelines, without shareholder approval in the event the Trust receives confirmation from S&P, Moody's or Fitch, as the case may be, that any such modification would not cause a reduction in the rating then assigned to the Preferred Shares.

         As described by S&P, Moody's and Fitch, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to S&P, Moody's and Fitch by the Trust and the Investment Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

         A rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to S&P, Moody's and Fitch for rating the Preferred Shares.

VOTING RIGHTS

         Holders of outstanding preferred shares, including Preferred Shares, have one voter per share on all matters on which they are entitled to vote.

         Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, subject to the rights of the holders of any senior securities constituting indebtedness, the number of trustees constituting the Board of Trustees will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including Preferred Shares as described above, would constitute a majority of the Board of Trustees. The holders of preferred shares, including Preferred Shares, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including Preferred Shares, will automatically terminate.

         Approval of any reorganization (as defined in the Investment Company
Act) adversely affecting the rights, preferences and privileges of the preferred shares, including the Preferred Shares, or of any action described in
Section 13(a) of the Investment Company Act requires the affirmative vote of a majority of the preferred shares outstanding, including the Preferred Shares, voting as a single class. For purposes of such approval, a majority of the preferred shares outstanding means the lesser of (i) a majority of such shares outstanding or (ii) at least two-thirds of such shares present and voting if a majority of such shares are present. Except as described above and except as otherwise required by law, the preferred shares, including the Preferred Shares, have equal voting rights with the common shares. In accordance with the Agreement and Declaration of Trust and the Statement, this entitles the preferred shares, including the Preferred Shares, to vote together with the common shares, as a single class, on all matters put to a vote of stockholders other than matters affecting the rights of the common shares and either not affecting the rights, preferences and privileges of the preferred shares or affecting them differently than the common shares, in which case the preferred shares shall be entitled to vote only to the extent described in the preceding paragraphs regarding the special voting rights of the preferred shares.

         Currently, a reorganization, under the Investment Company Act, includes (a) a judicially supervised reorganization; (b) a merger or consolidation; (c) a sale of 75% or more of the Trust's assets; (d) a restatement of capital or exchange of securities issued by the Trust or other securities issued by the Trust; (e) a voluntary dissolution or liquidation; or
(f) a recapitalization or other procedure or transaction which has for its purpose the alteration, modification or repeal of any of the rights, preferences or privileges, as set forth in the Agreement and Declaration of Trust and Statement, of a class of securities issued by the Trust. The actions currently described in Section 13(a) of the Investment Company Act in relation to the Trust are (1) changing from a closed-end to an open-end investment company; (2) borrowing money, issuing senior securities, underwriting securities issued by others, purchasing or selling real estate or commodities or making loans, except in each case in accordance with the policies and restrictions set forth in the Trust's registration under the Investment Company Act, which as of the date of this Prospectus are set forth in the Statement of Additional Information; (3) deviations from the Trust's policy regarding concentration or any other investment policy changeable only by shareholder vote; or 94) change its business so as to cease to be an investment company.

         As long as any Preferred Shares are outstanding and are being rated at the request of the Trust by S&P, Moody's or Fitch or any substitute rating agency, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the preferred shares, including the Preferred Shares, outstanding at the time (voting together as a separate class), authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, authorize, create or issue additional shares of or increase the authorized amount of the Preferred Shares or any other preferred shares, unless, in the case of shares of preferred shares on parity with the Preferred Shares, the Trust obtains confirmation from S&P (if S&P is then rating the Preferred Shares at the request of the Trust), Fitch (if Fitch is then rating the Preferred Shares at the request of the Trust), Moody's (if Moody's is then rating the Preferred Shares at the request of the Trust) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares at the request of the Trust) that the issuance of a class or series would not cause such rating agency to reduce the rating then assigned by such rating agency to the Preferred Shares, in which case the vote or consent of the holders of the Preferred Shares is not required. To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected.

         The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.


                                  THE AUCTION

GENERAL

         The Statement provides that, except as otherwise described in this Prospectus, the Applicable Rate for the shares of each series of Preferred Shares for each Dividend Period after the initial Dividend Period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of Preferred Shares.

         Auction Agency Agreement. The Trust will enter into an auction agency agreement with the Auction Agent (initially, [The Bank of New York]) which provides, among other things, that the Auction Agent will follow the auction procedures to determine the Applicable Rate for shares of each series of Preferred Shares, so long as the Applicable Rate for shares of such series of Preferred Shares is to be based on the results of an auction.

         The Auction Agent may terminate the Auction Agency Agreement upon 45 days notice to the Trust. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the Auction Agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

         Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

         The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a Dividend Period of 7 days, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a Special Rate Period, of the purchase price of Preferred Shares placed by a Broker-Dealer at the auction.

         The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

AUCTION PROCEDURES

         Prior to the submission deadline on each Auction Date for shares of a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a beneficial owner of such series of Preferred Shares may submit the following types of orders with respect to shares of such series of Preferred Shares to that Broker-Dealer.

         1. Hold order--indicating its desire to hold shares of such series without regard to the Applicable Rate for the next Dividend Period.

         2. Bid--indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period is less than the rate or spread specified in the bid.

         3. Sell order--indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Dividend Period.

         A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum Applicable Rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a Dividend Period of more than 28 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

         A potential holder is either a Broker-Dealer customer who is not a beneficial owner of a series of Preferred Shares but that wishes to purchase Preferred Shares of such series or who is a beneficial owner of Preferred Shares of such series that wishes to purchase additional Preferred Shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum Applicable Rate for shares of such series on the auction date will not be accepted.

         The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as it was placed by the Broker-Dealer without regard to how the order may have been placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

         There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum Applicable Rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum Applicable Rate for such series submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

         If there are not sufficient clearing bids for shares of such series, the Applicable Rate for the next Dividend Period will be the maximum Applicable Rate for shares of such series on the auction date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of such series subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, the Applicable Rate for the next Dividend Period will then be 80% of the Reference Rate.

         The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         The auctions for Series will normally be held every Tuesday, and each subsequent Dividend Period will normally begin on the following Wednesday. The auctions for Series will normally be held every Wednesday, and each subsequent Dividend Period will normally begin on the following Thursday. The auctions for Series will normally be held every Thursday, and each subsequent Dividend Period will normally begin on the following Friday.

         If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date. Provided that if the affected Dividend Period is a Special Rate Period, the next Rate Period shall be a Minimum Rate Period and the Applicable Rate shall be 80% of the "AA" Composite Commercial Paper Rate applicable to such Minimum Rate Period.

         If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

                  (i) The Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Trust and its paying agent, if any, can pay the dividend;

                  (ii) The affected Dividend Period will end on the day it otherwise would have ended; and

                  (iii) The next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

SECONDARY MARKET TRADING AND TRANSFERS OF PREFERRED SHARES

         The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a Special Rate Period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares may be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a Special Rate Period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

         A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

         o pursuant to a bid or sell order placed with the Auction Agent in accordance with the auction procedures;

         o  to a Broker-Dealer; or

         o  to such other persons as may be permitted by the Trust.

         However, a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON SHARES

         In addition to the Preferred Shares, the Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accumulated dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

         The Trust's common shares are traded on the American Stock Exchange under the symbol "IIA".

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

         The Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all classes or series of common shares or Preferred Shares of the Trust.

         The 5% holder transactions subject to these special approval requirements are:

         o the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

         o the issuance of any securities of the Trust to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan unless immediately after giving effect to such issuance, such Principal Shareholder beneficially owns less than 15% of the total voting power of the outstanding shares of all classes or series of common shares or Preferred Shares of the Trust;

         o the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

         o the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Trust to an open-end investment company, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the American Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.

         To liquidate the Trust, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series.

         The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Amended and Restated Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

                          REPURCHASE OF COMMON SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase Preferred Shares to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the Preferred Shares at that time.

                           FEDERAL INCOME TAX MATTERS

         The following is a description of certain U.S. Federal income tax consequences to an investor of acquiring, holding and disposing of Preferred Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

         The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. Federal income tax to the extent that it distributes its net investment company income and net realized capital gains. The Trust intends to distribute substantially all of such income.

         Based in part on a lack of present intention on the part of the Trust to redeem the Preferred Shares at any time in the future, the Trust intends to take the position that under present law the Preferred Shares will constitute stock, rather than debt of the Trust. It is possible, however, that the IRS could take a contrary position asserting for example that the Preferred Shares constitute debt of the Trust. If that position was upheld, distributions on the Preferred Shares would be considered interest, taxable as ordinary income regardless of the taxable earnings of the Trust.

         Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). The Trust will allocate long-term capital gain, qualified dividend income and other types of income between the common shares and the Preferred Shares for each taxable year in proportion to the total dividends paid to each class for the taxable year. [Due to the Trust's expected investments, generally, dividends will not qualify for the dividend received deduction or the reduced rate on qualified dividend income.] Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends and other distributions.

         The sale or other disposition of Preferred Shares will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Distributions will be eligible for a Dividends Received Deduction, in the case of corporate shareholders, to the extent they consist of qualifying dividends from U.S. corporations. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

         The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. Federal, foreign, state, local income or other taxes.

                                  UNDERWRITING

         Subject to the terms and conditions of the purchase agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such Underwriter.

                                               Number of Preferred Shares
Underwriter                                    Series     Series     Series
-----------                                    ------     ------     ------



Total

         The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Trust of "AAA" or "Aaa" ratings on the Preferred Shares by S&P, Moody's and Fitch, as of the time of the offering. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any shares. In the purchase agreement, the Trust and ING Clarion Real Estate Securities, L.P. have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

         The Underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Trust will pay of $ per share is equal to 1% of the initial offering price. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the public offering on or before , 2003.

         The Trust anticipates that from time to time the representatives of the Underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

         The Trust anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction."

         The settlement date for the purchase of the Preferred Shares will be , 2003, as agreed upon by the Underwriters, the Trust and the Investment Advisor pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                  CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

         The Custodian, Administrator, Accounting Agent, and Transfer Agent of the Trust is The Bank of New York, ("BONY"). As custodian BONY performs custodial services. As fund accountant, BONY calculates the Trust's net asset value and performs fund accounting and portfolio accounting services. As administrator BONY generally assists in the administration and operation of the Trust. BONY will also serve as transfer agent and dividend paying agent with respect to the common shares.

         BONY is the Auction Agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

                                 LEGAL OPINIONS

         Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by , New York, New York. may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

                             AVAILABLE INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements and other information about the Trust can be inspected at the offices of the American Stock Exchange, [86 Trinity Place, New York, NY 10019].

         This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

         Additional information about the Trust and Preferred Shares can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.


                      TABLE OF CONTENTS FOR THE STATEMENT
                           OF ADDITIONAL INFORMATION

                                                                         Page

   Use of Proceeds........................................................B-2
   Investment Objective and Policies......................................B-2
   Investment Policies and Techniques.....................................B-4
   Other Investment Policies and Techniques..............................B-10
   Management of the Trust...............................................B-13
   Portfolio Transactions and Brokerage..................................B-20
   Additional Information Concerning the Auctions for Preferred Shares...B-21
   Description of Common Shares..........................................B-23
   Other Shares..........................................................B-23
   Repurchase of Common Shares...........................................B-23
   U.S. Federal Income Tax Matters.......................................B-24
   Experts...............................................................B-28
   Additional Information ...............................................B-28
   Independent Auditors' Report...........................................F-1
   Financial Statements...................................................F-2

   APPENDIX A Statement of Preferences of Auction
    Market Preferred Shares...............................................A-1
   APPENDIX B Ratings of Investments......................................B-1
   APPENDIX C General Characteristics and
    Risks of Strategic Transactions.......................................C-1
   APPENDIX D Proxy Voting Procedures.....................................D-1



                        PRIVACY PRINCIPLES OF THE TRUST

         The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

         Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to nonpublic personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.



                                       $

                      ING CLARION REAL ESTATE INCOME FUND


                        Auction Market Preferred Shares

                                 Shares, Series

                                 Shares, Series

                                 Shares, Series

                                  ------------

                              P R O S P E C T U S

                                  ------------



                                            , 2003

                      ING CLARION REAL ESTATE INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

         ING Clarion Real Estate Income Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to the Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated , 2003. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 992-0180. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus or the Statement attached as Appendix A.

                               TABLE OF CONTENTS

                                                                         Page

USE OF PROCEEDS...........................................................B-2

INVESTMENT OBJECTIVE AND POLICIES.........................................B-2

INVESTMENT POLICIES AND TECHNIQUES........................................B-3

OTHER INVESTMENT POLICIES AND TECHNIQUES..................................B-6

MANAGEMENT OF THE TRUST...................................................B-9

PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................B-15

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES......B-16

REPURCHASE OF COMMON SHARES..............................................B-17

U.S. FEDERAL INCOME TAX MATTERS..........................................B-18

EXPERTS..................................................................B-18

ADDITIONAL INFORMATION...................................................B-23

INDEPENDENT AUDITORS' REPORT..............................................F-1

FINANCIAL STATEMENTS......................................................F-2

Appendix A [Statement of Preferences to come].............................A-1

APPENDIX B RATINGS OF INVESTMENTS.........................................B-1

APPENDIX C GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS....C-1



                                USE OF PROCEEDS

         Pending investment in securities that meet the Trust's investment objective and policies, the net proceeds will be invested in accordance with the Trust's investment objective and policies during a period expected to be approximately three months, but not to exceed six months from the closing of this offering. Pending such investment, the net proceeds may be invested in high quality, short-term fixed income securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

         Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

         (1) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

         (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt instruments consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

         (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

         (4) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and REOCs, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets;

         (5) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool or commodity pool operator; or

         (6) invest in excess of 25% of its total assets in any industry other than the real estate industry, except that the Trust may invest without limit in securities backed as to principal or interest by the credit of the United States of America or agencies or instrumentalities thereof.

         When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Trust may not:

         (1) make any short sale of securities except in conformity with applicable laws, rules and regulations;

         (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

         (3) purchase securities of companies for the purpose of operating such companies.

         Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other registered investment companies and up to 5% of its total assets in any one registered investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         The Trust has a non-fundamental policy of investing at least 90% of its total assets in "Real Estate Securities" as defined in the prospectus (and may be amended from time to time). If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

         In addition, to comply with U.S. federal tax requirements for qualification as a "regulated investment company," under the current law the Trust's investments will be limited in a manner such that, subject to certain exceptions and cure periods, at the close of each quarter of each taxable year,
(a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the Trust's prospectus.

SHORT-TERM FIXED INCOME SECURITIES

         For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

         (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

         (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Advisors and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

COMMERCIAL MORTGAGE-BACKED SECURITIES

         Commercial Mortgage-Backed Securities. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization. The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Mortgage-Related Securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior Mortgage-Related Securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Mortgage-Related Securities.

         The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family Mortgage-Related Securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on Mortgage-Related Securities secured by loans on commercial properties than on those secured by loans on residential properties.

SHORT SALES

         The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

         When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

STRATEGIC TRANSACTIONS

         Consistent with its investment objectives and policies as set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on the Advisors' ability to predict pertinent market movements, which cannot be assured.

         Interest Rate Transactions. Among the Strategic Transactions into which the Trust may enter are interest rate swaps and options. The Trust expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the Trust's cost of borrowing. For a more complete discussion of interest rate transactions, see "Interest Rate Transactions" in the prospectus.

         Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

         Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.

         Forward Currency Contracts. Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

         The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

         The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

         Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

REPURCHASE AGREEMENTS

         As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

REVERSE REPURCHASE AGREEMENTS

         The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

LENDING OF SECURITIES

         The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned,
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the American Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's Board of Trustees.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

                            MANAGEMENT OF THE TRUST

INVESTMENT MANAGEMENT AGREEMENT

         Although ING Clarion RES intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of ING Clarion RES are not exclusive and ING Clarion RES provides similar services to other investment companies and other clients and may engage in other activities.

         The investment management agreement was approved by the Trust's Board of Trustees at an in-person meeting of the Board of Trustees held on August 22, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement, the Board of Trustees considered, among other things, (i) the services to be provided by ING Clarion RES; (ii) the investment capabilities of ING Clarion RES; and (iii) the Trust's fee and expense data as compared to a peer group of closed-end funds with similar investment objectives and policies as the Trust. The Board of Trustees indicated that the primary factors in their determination to approve the investment management agreement were the high quality of services expected to be provided by ING Clarion RES, the experience of the Trust portfolio managers employed by ING Clarion RES and the comparability of the fee structure with similar funds.

         The investment management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, ING Clarion RES is not liable to the Trust or any of the Trust's shareholders for any act or omission by ING Clarion RES in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of ING Clarion RES, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The investment management agreement and the waivers of the management fees were approved by the sole common shareholder of the Trust as of September 16, 2003. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Trust or by ING Clarion RES, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

SUB-INVESTMENT ADVISORY AGREEMENT

         Clarion Capital acts as the Trust's sub-advisor. Clarion Capital will receive a portion of the management fee paid by the Trust to ING Clarion RES. From the management fees, ING Clarion RES will pay Clarion Capital, for serving as sub-advisor, a fee equal to a pro-rata share of the percentage of assets allocated to real estate fixed income securities as part of the total Managed Assets of the Trust.

         The investment sub-advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify Clarion Capital, its partners, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

         Although Clarion Capital intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of Clarion Capital are not exclusive and Clarion Capital provides similar services to other investment companies and other clients and may engage in other activities.

         The investment sub-advisory agreement was approved by the Trust's Board of Trustees at an in-person meeting held on August 22, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company
Act). In approving this agreement the Board of Trustees considered, among other things, the nature and quality of services to be provided by Clarion Capital. In approving this agreement, the Board of Trustees considered, among other things, (i) the services to be provided by Clarion Capital and; (ii) the investment capabilities of Clarion Capital. The Board of Trustees indicated that the primary factors in their determination to approve the investment management agreement were the high quality of services expected to be provided by Clarion Capital and the experience of the Trust portfolio managers employed by Clarion Capital.

         The investment sub-advisory agreement was approved by the sole common shareholder of the Trust as of September 16, 2003. The investment sub-advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment sub-advisory agreement may be terminated as a whole at any time by the Trust or by ING Clarion RES without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Trusts, or by Clarion Capital, on 60 days' written notice by any party to the other (which may be waived by the non-terminating party). The investment sub-advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

TRUSTEES AND OFFICERS

         The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's Board of Trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, ING Clarion RES and the Trust's board members and officers is 259 North Radnor Chester Road, Suite 205, Radnor, PA 19087, unless specified otherwise below.


                                                  PRINCIPAL OCCUPATION       NUMBER OF
                                                  DURING THE PAST FIVE    PORTFOLIOS IN THE     OTHER DIRECTORSHIPS
         NAME AND AGE               TITLE                YEARS               FUND COMPLEX         HELD BY TRUSTEE
---------------------------    -------------    -----------------------   -----------------     -------------------
INTERESTED TRUSTEES:

T. Ritson Ferguson*            Trustee,         Managing Director and          1(NA)
Age: 44                        President        and Chief Investment
                               and Chief        Officer of ING Clarion
                               Executive        Real Estate Securities,
                               Officer(1)       L.P. since 1995.

Jarrett B. Kling*               Trustee(1)      Managing Director of           1(2)           Trustee of The Hirtle
Age: 60                                         ING Clarion Real Estate                       and Callaghan Trust;
                                                Securities, L.P.,                             National Trustee of
                                                member of the                                 the Boy's and Girl's
                                                Investment Advisory                           Club of America.
                                                Committee of the TDH Group of
                                                venture funds.

INDEPENDENT TRUSTEES

Asuka Nakahara                  Trustee(1)      Associate Director of          1(2)           Advisory board member
Age: 47                                         the Zell-Lurie Real                           of the HBS Club of
                                                Estate Center at                              Philadelphia and a
                                                Wharton since July                            Trustee and Elder and
                                                1999; Lecturer of Real                        Investment Committee
                                                Estate at the Wharton                         member of Ardmore
                                                School, University of                         Presbyterian Church.
                                                Pennsylvania; Chief
                                                Financial Officer of
                                                Trammell Crow Company
                                                from January 1, 1996 to
                                                December 31, 1999; Chief
                                                Knowledge Officer of Trammell
                                                Crow Company from September 1,
                                                1998 to December 31, 1999.

Frederick S. Hammer             Trustee(1)      Co-Chairman of                 1(2)           Chairman of the Board
Age: 67                                         Inter-Atlantic Group                          of Annuity and Life Re
                                                since 1994 and is a                           (Holdings), Ltd.;
                                                member of the Fund's                          Director on the Boards
                                                investment committee;                         of Tri-Arc Financial
                                                Co-Chairman of                                Services, Inc. and
                                                Guggenheim Securities                         Magellan Insurance
                                                Holdings, LLC from 2002                       Company Ltd.; former
                                                to 2003; non-executive.                       Director of Medallion
                                                                                              Financial Corporation,
                                                                                              IKON Office Solutions,
                                                                                              Inc. and VISA
                                                                                              International; trustee
                                                                                              of the Madison Square
                                                                                              Boys and Girls Club.

Richard L. Sutton               Trustee(1)      Member of the American         1(2)           Trustee of the Unidel
Age: 68                                         Law Institute.                                Foundation, Inc. since
                                                                                              2000; Board of
                                                                                              Directors of
                                                                                              Wilmington Country
                                                                                              Club since 1999, Grand
                                                                                              Opera House, Inc.,
                                                                                              1976-92, University of
                                                                                              Delaware Library
                                                                                              Associates, Inc.
                                                                                              1981-99, Wilmington
                                                                                              Club 1987-03, American
                                                                                              Judicature Society
                                                                                              1995-99.

            OFFICERS:                       PRINCIPAL OCCUPATION DURING
          NAME AND AGE                         THE PAST FIVE YEARS
          ------------                      ---------------------------
Peter Zappulla              Chief Financial Officer ING Clarion Portfolio and
Age 58                      Reporting, since 1989

Heather Trudel              Senior Vice President of ING Clarion RES since 1995
Age 32

* "Interested person" of the Trust as defined in the Investment Company Act. Messrs. Ferguson and Kling are interested persons due to their employment with the Advisor.

(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

         -Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders

         -Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

         -Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust's 2006 annual meeting of shareholders

(2) The Trust is the only fund in the fund complex.


         Prior to this offering, all of the outstanding shares of the Trust were owned by ING Clarion RES.

         The Trustees of the trust own the following amounts of shares of the Trust and other funds in the fund complex.



                                    DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OVERSEEN BY
                                      SECURITIES IN THE                     TRUSTEES IN FAMILY IN ALL
        NAME OF DIRECTOR                   FUND(*)                     REGISTERED INVESTMENT COMPANIES(**)
        ----------------            ----------------------   -------------------------------------------------------
T. Ritson Ferguson                            $0                                        $0
Jarrett B. Kling                              $0                                        $0
Asuka Nakahara                                $0                                        $0
Frederick S. Hammer                           $0                                        $0
Richard L. Sutton                             $0                                        $0

---------------
(*) Trustees do not own equity securities of the Trust because the Trust is a newly organized closed-end investment company.

(**) The Trust is the only fund in the family of registered investment companies.

         The Board of Trustees of the Trust currently has one committee: an Audit Committee.

         The Audit Committee consists of Messrs. Nakahara, Hammer and Sutton. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Trust's independent accountants.

         No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of ING Clarion or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with ING Clarion.

         As the Trust is a newly organized closed-end investment company with no prior investment operations, no meetings of the Audit Committee have been held in the current fiscal year other than an initial meeting in connection with the organization of the Trust.

CODES OF ETHICS

         The Trust, the Advisor and the Sub-Advisor have adopted respective codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

         The Board of Trustees of the trust has adopted the proxy voting procedures of the Advisor and delegated the voting of Trust securities to ING Clarion pursuant to these procedures. Under these procedures, ING Clarion will vote the Trust's securities in the best interests of the Trust's shareholders. A copy of the proxy voting procedures of the Advisor are attached as Appendix D to this Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Trust and brokerage commission rate are made by the Advisors. Transactions on stock exchanges involve the payment by the Trust of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In certain instances the Trust may make purchases of underwritten issues at prices which include underwriting fees.

         In selecting a broker to execute each particular transaction, the relevant Advisor will take the following into consideration, the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Trust on a continuing basis. Accordingly, the cost of the brokerage commissions to the Trust in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, the Advisor or the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Trust to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Advisor or Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's or Sub-Advisor's ongoing responsibilities with respect to the Trust. Research and investment information may be provided by these and other brokers at not cost to the Advisors and is available for the benefit of other accounts advised by the Advisors and its affiliates, and not all of the information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Advisors' expenses, it is not possible to estimate its value and in the opinion of the Advisors it does not reduce the Advisors' expenses in a determinable amount. The extent to which the Advisors make use of statistical, research and other services furnished by brokers is considered by the Advisors in the allocation of brokerage business but there is not a formula by which such business is allocated. The Advisors do so in accordance with their judgment of the best interests of the Trust and its shareholders. The Advisors may also take into account payments made by brokers effecting transactions for the Trust to other persons on behalf of the Trust for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisors may consider sales of shares of the Trust as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Trust.

         One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's Board of Trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

GENERAL

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to each series of Preferred Shares. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for Preferred Shares. Such nominee will be the holder of record of all the shares of each series of Preferred Shares and beneficial owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

CONCERNING THE AUCTION AGENT

         The Auction Agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the holders of Preferred Shares, the Auction Agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Trust. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such auction.

         The Auction Agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the Auction Agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS

         The Auction Agent after each auction for shares of each series of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a Dividend Period of one year or longer, of the purchase price of the series of Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

         The Trust may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

         The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                          REPURCHASE OF COMMON SHARES

         The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Trust may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

         The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's common shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         The decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue. Before deciding whether to take any action if the common shares trade below net asset value, the Trust's Board of Trustees would likely consider the factors the trustees consider relevant, which would likely include the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on its considerations, even if the Trust's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                        U.S. FEDERAL INCOME TAX MATTERS

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders.. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, (including shareholders owning large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.

TAXATION OF THE TRUST

         The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

         In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its net investment income which is its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Trust's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

As mentioned above, as a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares.). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

         Based in part on a lack of present intention on the part of the Trust to redeem the Preferred Shares at any time in the future, the Trust intends to take the position that under present law the Preferred Shares will constitute stock, rather than debt of the Trust. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Trust. If that position was upheld distributions on the Preferred Shares would be considered interest taxable as ordinary income regardless of the taxable earnings of the Trust.

         The IRS has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, ordinary income dividends and other distributions will be allocated between the holders of common shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year.

         If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when shares of Preferred Shares are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

         If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Trust's earnings and profits. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its taxable income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years, on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAXATION OF SHAREHOLDERS

         Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Such dividends (if designated by the Trust) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders, to the extent the Trust's income consists of dividend income received from U.S. corporations, and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31,
2008) ("2003 Tax Act") as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Due to the Trust's expected investments, in general, distributions to shareholders will not be eligible for the dividends received deduction allowed to corporate shareholders, and will not qualify for the reduced rate on qualified dividend income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Unrecaptured
Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any capital gain dividends, ordinary income dividends and other distributions.

         The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the shares will be treated as short-term capital gain or loss. However, any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.

         Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Trust, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

         A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         The Trust is required in certain circumstances to backup withhold currently at a rate of 28%; on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INVESTMENTS OF THE TRUST

         The Trust may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have been proposed but not yet been issued, but may apply retroactively, a portion of the Trust's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Trust, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

         The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest on such junk bonds and high-yield bonds may be treated as dividends for U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a qualifying corporation, dividend payments by the Trust may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.

         Investment by the Trust in certain "passive foreign investment companies" could subject the Trust to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Trust to mitigate the effect of these provisions but such elections generally accelerate the recognition of income without the receipt of cash.

         Certain of the Trust's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

         The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.


                                    EXPERTS

         The financial statements and schedules audited by Ernst & Young LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the SEC. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database of the SEC's website at http://www.sec.gov or, at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         INDEPENDENT AUDITORS' REPORT.

                                   [To come]

                              FINANCIAL STATEMENTS

                                   [To come]

                                   APPENDIX A
                       [Statement of Preferences to come]

                                   APPENDIX B
                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:


         1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA               Debt rated "AAA" has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC Debt rated "CC" has a currently identifiable high vulnerability to default. It typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C Debt rated "C" is currently vulnerable to nonpayment and is dependent upon business, financial and economic conditions for the obligor to meet its financial commitment or obligation. It typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1              Very strong or strong capacity to pay principal and interest.
                  Those issues determined to possess overwhelming safety
                  characteristics will be given a plus (+) designation.
SP-2              Satisfactory capacity to pay principal and interest.
SP-3              Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with currently high vulnerability for nonpayment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category

ShortTerm Loans

MIG1/VMIG 1       This designation denotes superior credit quality.
                  There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes strong credit quality.
                  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes acceptable credit quality.
                  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4      This designation denotes adequate quality.
                  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch, Inc. A brief description of the applicable Fitch, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

 Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,              High default risk. Default is a real possibility. Capacity
CC,               for meeting financial commitments is solely reliant upon
                  sustained, favorable business or economic

C developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, Default. The ratings of obligations in this category are based on their prospects

DD, for achieving partial or full recovery in a reorganization or liquidation of the and D obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default. Denotes actual or imminent payment default.

         Notes:

          "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

         "NR" indicates that Fitch does not rate the issuer or issue in question.

         "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                   APPENDIX C
          GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

         In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC"). Certain Strategic Transactions may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

         The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

         The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

         Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

         Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the Securities Exchange Commission, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

         Strategic Transactions present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

                                   APPENDIX A
                       [Proxy Voting Procedures to come]

                                     PART C
                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements

         Part A--Financial Highlights (unaudited).

         Part B--Report of Independent Accountants.
                  Statement of Assets and Liabilities.
                  Statement of Operations.
                  Financial Statements (Unaudited)

(2)      Exhibits

         (a) Amended and Restated Agreement and Declaration of Trust.(2)

         (b) Amended and Restated By-Laws.(2)

         (c) Inapplicable.

         (d)(1) Statement of Preferences of Auction Market Preferred Shares.(3)

         (d)(2) Form of Specimen Certificate for Preferred Shares.(3)

         (d)(3) Form of Speciment Certificate for Common Shares.(2)

         (e) Dividend Reinvestment Plan.(2)

         (f) Inapplicable.

         (g)(1) Investment Management Agreement.(2)

         (g)(2) Sub-Investment Advisory Agreement.(2)

         (h) Form of Underwriting Agreement.(3)

         (i) N/A

         (j) Custodian Agreement.(2)

         (k)(1) Transfer Agency Agreement.(2)

         (k)(2) Auction Agency Agreement.(3)

         (k)(3) Broker-Dealer Agreement.(3)

         (k)(4) Form of DTC Agreement.(3)

         (k)(5) Administration Agreement.(2)

         (k)(6) Fund Accounting Agreement.(2)

         (l) Opinion and Consent of Counsel to the Trust.(3)

         (m) Inapplicable.

         (n) Consent of Independent Public Accountants.(3)

         (o) Inapplicable.

         (p) Initial Subscription Agreement.(2)

         (q) Inapplicable.

         (r)(1) Code of Ethics of Trust.(2)

         (r)(2) Code of Ethics of Advisor and Sub-Advisor.(2)

         (s) Powers of Attorney.(1)

(1) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust's Registration Statement relating to the common shares filed with the Securities and Exchange Commission on August 27, 2003.

(2) Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement relating to the common shares on September 24, 2003.

(3)      To be filed by Amendment.


ITEM 25. MARKETING ARRANGEMENTS

         Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees........................................................ $
 Rating fees............................................................. $
 Printing (other than certificates)...................................... $
 Accounting fees and expenses............................................ $
 Legal fees and expenses................................................. $
 Miscellaneous........................................................... $
 Total................................................................... $

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

         None.

ITEM 28. NUMBER OF HOLDERS OF SHARES

         As of September 16, 2003


Title of Class                                        NUMBER OF
--------------
                                                    RECORD HOLDERS
Common Shares of Beneficial Interest..............       1
Preferred Shares..................................       0

ITEM 29. INDEMNIFICATION

         Article V of the Registrant's Agreement and Declaration of Trust, as amended and restated, provides as follows:

         5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

                           (b) Notwithstanding the foregoing, no
         indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested NonParty Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

                           (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested NonParty Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                           (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

                           (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust made or issued by the Trustees or by any officers, employees or agents of the Trust in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees or agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to this Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article of the underwriting agreement to be attached as Exhibit (h).

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         Not Applicable

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o ING Clarion Real Estate Securities, L.P., 259 North Radnor Chester Road, Suite 205, Radnor, PA 19087, at the offices of the Sub-Advisor c/o Clarion Capital, LLC, 230 Park Avenue, New York, New York 10169, and at the offices of Bank of New York, the Registrant's Custodian, Administrator, and the Transfer Agent.

ITEM 32. MANAGEMENT SERVICES

         Not Applicable

ITEM 33. UNDERTAKINGS

                  (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

                  (2) Not applicable

                  (3) Not applicable

                  (4) Not applicable

                  (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                           (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the day of October, 2003.

                                               s/ T. RITSON FERGUSON
                                               -----------------------------
                                                 T. Ritson Ferguson
                                                     President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the day of October, 2003.

               NAME                                      TITLE


      /s/ T. RITSON FERGUSON                   Trustee, President and Chief
    ----------------------------------         Executive Officer and
          T. Ritson Ferguson                   Treasurer


      /s/ PETER ZAPPULLA                       Chief Financial Officer
    ----------------------------------
          Peter Zappulla


            *                                  Secretary
    ----------------------------------
       Heather A. Trudel


            *                                  Trustee
    ----------------------------------
       Jarrett B. Kling


            *                                  Trustee
    ----------------------------------
    Frederick S. Hammer


            *                                  Trustee
    ----------------------------------
       Asuka Nakahara


            *                                   Trustee
    ----------------------------------
      Richard L. Sutton


    By:  /s/ T. RITSON FERGUSON
        ------------------------------
             T. Ritson Ferguson
             Attorney-in-fact

                               INDEX TO EXHIBITS


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